UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

ONE LIBERTY PROPERTIES, INC.
(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York  11021
 (Address of principal executive offices)                (Zip code)

        Registrant's telephone number, including area code:     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On November 7, 2011, we issued a press release announcing our results of operations for the three and nine months ended September 30, 2011.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and are not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any previous or future filing by the registrant under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act,except as shall be expressly set forth by specific reference in such filing.

Item 7.01       Regulation FD Disclosure.

The information set forth in the press release attached hereto as Exhibit 99.1 under the caption “Subsequent Event” is incorporated herein by this reference.

This information and the exhibit attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and are not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the registrant under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits.

99.1      Press release dated November 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: November 7, 2011	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President and Chief Financial Officer